E9-AB-01：订单融资申请书－－与A、B类配套使用（修订）.doc

Exhibit 10.1

订 单 融 资 申 请 书

编号：中小企业2013年雷克兰订融字001号

致：中国银行股份有限公司安丘支行

现我司因业务需要，依据我司与贵行签署的编号为__中小企业2013年安丘授字006号__的《授信额度协议》及其附件1：用于订单融资业务，向贵行申请订单融资。由于订单融资而产生的权利义务，均按照前述协议、附件和本申请书的约定办理。

第一条 贸易合同/订单（以下统称“订单”）的有关内容

订单编号：LAK071501。

订单金额：USD1200000.00 。

订单装期：BEFORE 2014-02-07。

买方：J.Blackwood&Son Limited。

商品名称： 防护服

付款期限： AT SIGHT

结算方式： T/T

第二条 融资币种及金额

融资币种：__USD ；

融资金额：（大写）__柒拾贰万元整___；

（小写） USD720000.00 。

第三条 融资期限

融资期限： 179 天，自实际提款日起算；若为分期提款，则自第一个实际提款日起算。

订单款项在融资到期日前全部收妥的，贵行有权以款项收妥之日作为融资到期日。

第四条 利率与计结息

1、利率

（1）固定利率，年利率 5.3950% ；

（2） / 。

2、利息计算

利息自我司实际提款日起算之日起算，按实际提款款项金额和实际天数计算。

利息计算公式：利息＝本金×实际天数×日利率。

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E9-AB-01：订单融资申请书－－与A、B类配套使用（修订）.doc

日利率计算基数为一年360天，换算公式：日利率＝年利率/360。

3、结息方式

结息方式为下列第 （3） 种：

（1）按季结息，每季度末月的20日为结息日，21日为付息日；

（2）按月结息，每月的20日为结息日，21日为付息日；

（3）到期利随本清；

（4）预收利息，到期结息。

若融资本金的最后一期清偿日不在付息日，则该融资本金的最后一期清偿日为付息日，我司应付清全部应付利息。

4、罚息

（1）对逾期或未按合同约定用途使用融资款项的，从逾期或挪用之日起，就逾期或挪用部分，按本款约定的罚息利率计收利息，直至清偿本息为止。

对既逾期又挪用的融资，按照较高的罚息利率计收利息。

（2）对我司不能按期支付的利息以及罚息，按本款约定的罚息利率，按月计收复利。

（3）罚息利率

A. 罚息利率采用浮动利率，浮动周期为 6 个月。自逾期或挪用之日起每个浮动周期重新定价一次。重新定价日为逾期或挪用之日在重新定价当月的对应日，当月没有对应日的，则当月最后一日为重新定价日。

B. 逾期融资罚息利率为本款C项确定的基础利率水平上加收__20__％，挪用融资罚息利率为该基础利率水平上加收_50__％。

C. 首个浮动周期内，基础利率为本条第1款约定的融资利率。每满一个浮动周期后，下一个浮动周期的基础利率以如下方式确定：

外币融资的，按重新定价日前一个工作日（北京时间）9：00前从路透社获取的最新的同浮动周期的 LIBOR 加 500 基点。

第五条 提款时间及方式

1、我司按照以下第 (1) 种方式提款：

（1）于 2013 年 8 月 12 日一次性提款。

（2）自 / 年 / 月 / 日起 / 内提清借款。

（3）按下列时间分期提款：

提款时间	提款金额
/	/

2、超过上述时间未提用的融资款项，贵行有权拒绝我司的提款申请。

第六条 提前还款

除双方另有约定外，我司可选择提前还款，并提前 5 个银行工作日不可撤销地向贵行提交书面通知。提前还款的金额首先用来偿还最后到期的融资款项，按照倒序还款。

第七条 费用

我司将按时向贵行支付因叙作本申请书项下业务而产生的相关费用，该费用的计收依据、标准和方式等按贵行有关规定执行。

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E9-AB-01：订单融资申请书－－与A、B类配套使用（修订）.doc

1、鉴于贵行在本申请书项下为我司提供如下服务：

（1）审核订单真实性和有效性；

（2）帮助我司向其上游供应商支付融资款项；

（3）跟进我司生产、备货进度，并按进度发放融资款项。

因此，我司同意向贵行支付手续费 USD4400.00 。

2、我司将通过以下第 (2) 种方式支付上述费用：

（1）在本申请书被贵行受理之日起 / 个银行工作日内通过 / 交纳。

（2）授权贵行直接从我司账户（账号： 228619233371 ）中扣收。

第八条 担保

1、本申请书项下债务的担保方式为：

本申请书属于潍坊雷克兰劳保用品有限公司与贵行签订的编号为中小企业2013年安丘授抵字006-1号《最高额抵押合同》、潍坊雷克兰劳保用品有限公司与贵行签订的编号为中小企业2013年安丘授抵字006-2号《最高额抵押合同》项下的主合同,由其提供最高额担保。

2、若我司或担保人发生贵行认为可能影响其履约能力的事件，或担保合同变为无效、被撤销或解除，或我司、担保人财务状况恶化或涉入重大诉讼或仲裁案件，或因其他原因而可能影响其履约能力，或担保人在担保合同或与贵行之间的其他合同项下发生违约，或担保物贬值、毁损、灭失、被查封，致使担保价值减弱或丧失时，贵行有权要求，且我司有义务提供新的担保、更换保证人等以担保本申请书项下债务。

第九条 附件

下列附件及经双方共同确认的其它附件构成本申请书不可分割的组成部分。

1、	订单/合同原件
2、	订单融资提款申请书

申请人：潍坊雷克兰劳保用品有限公司 有权签字人： 王希民 年 月 日

银行意见： 同 意

有权签字人： 王国邦

        年             月            日

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